Schedule of Unrealized Net Capital Gains and Losses (Detail) - USD ($) $ in Thousands		Dec. 31, 2015		Dec. 31, 2014
Fair value
Fixed income securities		$ 4,991,203		$ 5,491,047
Equity securities		205,822		206,122
Short-term investments		108,279		138,372
Gross unrealized Gains
Fixed income securities		360,724		551,362
Equity securities		12,028		2,047
Short-term investments		2		2
Gross unrealized Losses
Fixed income securities		(64,672)		(19,856)
Equity securities		(15,328)		(1,474)
Short-term investments		0		(1)
Unrealized net gains (losses)
Fixed income securities		296,052		531,506
Equity securities		(3,300)		573
Short-term investments		2		1
EMA limited partnerships	[1]	(58)
Unrealized net capital gains and losses, pre-tax		292,696		532,080
Amounts recognized for:
Insurance reserves		(44,407)	[2]	(257,252)
DAC and DSI		(5,538)	[3]	(12,853)
Amounts recognized		(49,945)		(270,105)
Deferred income taxes		(84,963)		(91,691)
Total unrealized net capital gains and losses		$ 157,788		$ 170,284

[1]	Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.
[2]	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
[3]	The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.